Copper Mountain non-controlling interest acquisition	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about business combination [line items]
Copper Mountain non-controlling interest acquisition [Text Block]

5. Copper Mountain non-controlling interest acquisition

On April 30, 2025, Hudbay completed the acquisition of Mitsubishi Materials Corporation's ("MMC") 25% interest in CMBC (the "Transaction"). The cash consideration of the Transaction consisted of:

• $4.5 million on closing date of the Transaction,

• $21.0 million in seven annual deferred payments of $3.0 million each, commencing on the 12-month anniversary of the closing date of the Transaction, and

• up to $18.75 million in five additional contingent payments of $3.75 million each, payable in the years following New Ingerbelle achieving certain minimum annual operating thresholds. MMC's right to the contingent payments concludes on the 15-year anniversary of the closing date of the Transaction.

As a result of the Transaction, Hudbay increased its ownership of the Copper Mountain mine from 75% to 100%.

The company recorded $35.9 million of total consideration for the Transaction which included the cash payment of $4.5 million on the closing date, $16.6 million of deferred payments and $13.3 million of contingent consideration recorded as financial liability at amortized cost (note 17) and $1.5 million of transaction costs recorded within equity.

As a result of the Transaction, the Company recorded an increase to equity as follows:

Carrying value of non-controlling interest as at April 30, 2025	$93.2
Transfer of net gain on translation of foreign currency balances	4.0
Less: total consideration	(35.9)
Surplus - recorded in equity	61.3

There were no substantive changes to the Company's ownership in CMBC during the year ended December 31, 2024.